Item G.1.b.iv

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.

(the "Fund")

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund's officers and Trustees, persons owning more than 10% of the Fund's common stock, and certain additional persons are required to report their transactions in the Fund's stock to the SEC and the Fund.  Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended March 31, 2020, all filing requirements applicable to such persons were complied with except that Graham Rainbow, did not report on a timely basis in a Form 3 filing that he had no beneficial interest in the fund.  However, the described failure to file was subsequently reported on the appropriate Form during the fiscal year ended March 31, 2020.